UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 24, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 921-8170

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2012, the Company issued a promissory note, dated March 29, 2012, in the principal amount of $238,000 in favor of Ramon M. Shealy, a director of the Company, at an interest rate of 10% for the term of the promissory note (the “$238,000 Promissory Note”). The $238,000 Promissory Note had a maturity date of June 27, 2012. All past-due principal and accrued and past-due interest on the $238,000 Promissory Note shall bear interest until paid at the rate of 13%. Pursuant to the $238,000 Promissory Note, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the $238,000 Promissory Note may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the $238,000 Promissory Note, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of the Company. The $238,000 Promissory Note is filed as Exhibit 10.44 to the Current Report on Form 8-K/A filed on March 30, 2012. The summary of the terms of the $238,000 Promissory Note contained herein is qualified in its entirety by reference such Exhibit 10.44.

On June 27, 2012, the parties extended the maturity date of the $238,000 Promissory Note to August 27, 2012, without changing any other terms. The $238,000 Promissory Note Extended on June 27, 2012 is filed as Exhibit 10.8 to the Quarterly Report on Form 10-Q/A filed on August 14, 2012. The summary of the terms of the $238,000 Promissory Note Extended on June 27, 2012 contained herein is qualified in its entirety by reference to Exhibit10.8 to the Quarterly Report on Form 10-Q/A filed on August 14, 2012.

On August 27, 2012, pursuant to the Promissory Note Second Extension Agreement, the parties extended the maturity date of the $238,000 Promissory Note to October 25, 2012, without changing any other terms. The $238,000 Promissory Note extended on August 27, 2012 is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on August 31, 2012. The summary of the terms of the $238,000 Promissory Note extended on August 27, 2012 contained herein is qualified in its entirety by reference to Exhibits 10.1 to the Current Report on Form 8-K filed on August 31, 2012.

On October 24, 2012, pursuant to the Promissory Note Third Extension Agreement, the parties extended the maturity date of the $238,000 Promissory Note to November 24, 2012, without changing any other terms. The $238,000 Promissory Note extended on October 24, 2012 is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the $238,000 Promissory Note extended on October 24, 2012 contained herein is qualified in its entirety by reference to Exhibits 10.1 herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2012, the parties extended the maturity date of the $238,000 Promissory Note to November 24, 2012, without changing any other terms. The terms of the $238,000 Promissory Note extended on October 24, 2012, are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	The Promissory Note Third Extension Agreement by and among Globalwise Investments, Inc., and Ramon M. Shealy in the amount of $238,000, dated October 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2012

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1	The Promissory Note Third Extension Agreement by and among Globalwise Investments, Inc., and Ramon M. Shealy in the amount of $238,000, dated October 24, 2012.